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                                                                    EXHIBIT 99.1

                            SECTION 906 CERTIFICATION

I, Donald Ratajczak, Chairman of the Board and Chief Executive Officer of Brainworks Ventures, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1. The Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2002 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. ss.ss. 78m or 78o(d)); and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002

                                             /s/ Donald Ratajczak
                                             ----------------------------------
                                             Donald Ratajczak
                                             Chairman of the Board and
                                             Chief Executive Officer